SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 29, 2004
                           IKON Office Solutions, Inc.
             (Exact name of registrant as specified in its charter)




        OHIO                       File No. 1-5964             23-0334400
    (State or other               (Commission File          (IRS Employer
    jurisdiction of                    Number)              Identification
    incorporation)                                              Number)


                 P.O. Box 834, Valley Forge, Pennsylvania 19482


       Registrant's telephone number, including area code: (610) 296-8000



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     c. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

          99.1 Press Release dated April 29, 2004.
          99.2 Slides accompanying the Press Release dated April 29, 2004

Item 12.  Results of Operation and Financial Condition

     On April 29, 2004, IKON Office Solutions, Inc. (the "Company" or "IKON") issued a press release announcing its consolidated financial results for the second quarter of fiscal year 2004. A copy of this press release is furnished as exhibit 99.1 with this report. The slides accompanying this press release are furnished as exhibit 99.2.

Additional information regarding the second quarter results and the Company's outlook for the next quarter and Fiscal 2004 will be discussed on a conference call hosted by IKON at 9:30 a.m. EST on Thursday, April 29, 2004. Please call
(719) 457-2617 to participate. The live audio broadcast of the call, with slides, can be accessed on IKON's Investor Relations homepage. A complete replay of the conference call will also be available on IKON's Investor Relations homepage approximately two hours after the call ends through the next quarterly reporting period. To listen, please go to www.ikon.com and click on Investor Relations. Beginning at 1:00 p.m. EST on April 29, 2004 and ending at midnight EST on May 2, 2004, a complete replay of the conference call can also be accessed via telephone by calling (719) 457-0820 and using the access code 541194.

This report includes information which may constitute forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to our expected third quarter and full fiscal 2004 results, expected consummation of the IKON /GE transaction in Canada, the ability to execute long-term strategic initiatives, growth and operational efficiency, plans to replace the Company's credit facility and expected impact of the IOS Capital/GE transaction. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; the implementation, timing and cost of the e-IKON initiative; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in IKON's 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, IKON's current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      IKON OFFICE SOLUTIONS, INC.




                                      By: /s/ William S. Urkiel
                                          --------------------------------
                                               William S. Urkiel
                                               Senior Vice President and
                                               Chief Financial Officer



Dated:  April 29, 2004




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